                                                                 Exhibit 10.4.15

                                 LEASE AGREEMENT

         THIS AGREEMENT, made and entered into as of the 1st day of July, 1971, by and between MARIE L. GISLER and HARRY R. GISLER hereinafter called "Lessor"
(whether one or more) and STANDARD OIL COMPANY OF CALIFORNIA, a corporation, hereinafter called "Lessee,"

                               W I T N E S S E T H

         1. Lessor, for and in consideration of the sum of $10 in hand paid, and of the royalties herein provided and of the covenants and agreements hereinafter contained, hereby grants, demises, leases and lets unto Lessee, the land hereinafter described with the sole and exclusive right to Lessee to drill for, produce, extract, take and remove therefrom water, brine, steam, steam power, minerals (other than oil), salts, chemicals, gases (other than gas associated with oil), and other products produced or extracted by Lessee from any thereof.
Each of the foregoing is hereinafter sometimes termed "a lease product" and all thereof are sometimes termed "the lease products". For the same consideration
Lessee is hereby granted the right to store, utilize, process, convert, and otherwise use such lease products upon said land and to sell the same or any part thereof off said land during the term hereof, with the right of entry thereon at all times for said purposes, and to construct, use, maintain, erect, repair and replace thereon, and to remove therefrom all roads, pipelines, ditches and lanes, telephone and telegraph lines, utility installations, power lines, poles, tanks, evaporation or settling basins, extraction or processing plants, machinery, equipment, buildings, electric power plants, and equipment for generation and transmission of steam power, and electric power, and for the handling, treatment or storage of lease products, and all structures and facilities relating thereto, which Lessee may desire to erect, construct or install in carrying on Lessee's business and operations on or from said land and other lands in the vicinity of said land; and Lessee shall have the further right to erect, maintain, operate and remove a plant or plants, structures and facilities, with all necessary appurtenances for the conversion of steam to electric power, and for the extraction of lease products from steam, brine or water produced from said land, and other lands in the vicinity of said land, including all rights necessary or convenient thereto, together with rights of way for passage over, upon and across and ingress and egress to and from said land for any or all, of the above mentioned purposes. Lessee shall also have the right to dispose of waste brine and other waste products in a well or wells drilled or converted for that purpose on the leased land or on other land in the vicinity, and the right to inject water, brine, steam and gases in a well or wells on said land or such other land for the purpose of maintaining or restoring pressure in the productive zones beneath said land or other land in the vicinity thereof. The said land included in this lease is situated in the
County of Imperial, State of California, and is described as follows, to wit:

         The North Half of Tract No. 49, Township 16 South, Range 14 East,
S.B.B.&M., containing 160 acres of land more or less.

         This lease shall cover all the interest in said land now owned or hereafter acquired by Lessor, even though greater than the undivided interest
(if any) described above. For the purpose of calculating any payments based on acreage, Lessee, at Lessee's option, may act as if said land and its constituent parcels contain the acreage above stated, whether they actually contain more or less.

         2. Subject to the other provisions herein contained, this lease shall remain in force for a period of ten (10) years from the date hereof, called the
"primary term," and thereafter so long as lease products, or any one or more of them, is produced from, or Lessee is engaged in drilling, extraction, processing or reworking operations on said land hereunder or on land pooled or unitized with said land, as provided in Section 19 hereof, (said land, together with such pooled or unitized land, being hereinafter sometimes called "the unit area").

         3. Lessee shall pay to Lessor, on or before the last day of each calendar month, the royalties accrued and payable for the preceding calendar month, and in making such payments Lessee shall furnish to Lessor statements setting forth the basis for computation of such royalty.

         As royalty and rental, Lessee shall pay to Lessor 10% of the value at the well of all lease products produced, saved and sold. As used herein, the term "value at the well" shall mean the actual price received by Lessee for the sale of lease products at the well. If such products are not sold by Lessee at the well but are sold at a plant or plants on or in the vicinity of said land, then the value at the well shall be determined by deducting from the actual price received by Lessee for the sale of such lease products all costs and expenses incurred by Lessee in transporting, manufacturing, processing and otherwise handling such lease products prior to the actual sale thereof. If lease products are not sold by Lessee at the well or at such a plant but are otherwise used by Lessee in its chemical operation or disposed of for value, then the value of such lease products at the well shall be determined by deducting from the price thereof at the nearest point where the same or similar products are sold in substantial quantities, the cost of transporting, manufacturing, processing and otherwise handling such lease products prior to sale thereof. Lessee shall meter, gauge or otherwise determine the volume and quality of all lease products commingled and such metering or gauging shall furnish the basis for computing Lessor's royalties hereunder. Lessee may use, free of royalty, steam, steam power, electric power, and water developed from said land by Lessee, for all operations hereunder, and Lessee shall not be required to account to Lessor for, or pay royalty on any lease product or products reasonably lost or consumed in operations hereunder.

         4. Lessee agrees to commence drilling, extraction or processing operations on said land or on the unit area within the period of ten (10) years from the date hereof and to prosecute such operations with reasonable diligence until lease products or any thereof shall have been found, extracted and processed in quantities deemed paying quantities by Lessee, or until further operations would, in the judgment of Lessee, be unprofitable or impracticable, or Lessee may at any time within said primary term terminate this lease and surrender said land; provided that, commencing with the 1st day of July, 1972, if Lessee has not terminated this lease, Lessee shall pay or tender to Lessor annually, in advance, as rental, the sum of Eight Hundred and no/100 DOLLARS ($
800.00) (each of such annual periods being hereinafter referred to as "rental period") until royalty is payable on said land or lands, which have been pooled or unitized therewith, pursuant to paragraph 19 hereof, or this lease terminated as herein provided; it being understood that in the event of the surrender or termination of this lease as to any portion or portions of the land covered thereby, said rental shall be reduced proportionately as provided in paragraph
16 hereof. The consideration expressed in paragraph 1 hereof covers all rental to the date last above mentioned. If Lessee shall elect not to commence operations on said land or on the unit area during the primary term, as above provided, this lease shall terminate.

         It is expressly understood and agreed by the parties hereto:

         a. That if within 10 years from the date hereof Lessee has not completed one c more wells or a processing plant on the unit area or on said land, capable of producing or processing lease products or any thereof in quantities and quality deemed paying quantities by Lessee, then Lessor may, at his option, terminate this lease; and

         b. That if within 15 years from the date hereof Lessee has not made or arrange for a sale or pales of lease products or any thereof, produced from or allocated to said land, then Lessor may, at his option, terminate this lease.

         5. If at any time or times after the primary term or within three (3)
months before expiration of the primary term, all operations and all production hereunder on said land or on the unit area shall cease for any cause other than those for which specific provision is made herein, this lease shall not terminate if Lessee shall commence or resume drilling, processing, extraction or reworking operations or production within three (3) months after such cessation.

         6. Lessee shall be obligated to produce only such quantity or quantities of lease products as it may be able to market at the well or wells, plant or plants. It is recognized that the market demand for lease products may vary from time to time and during such periods as there is no market at the wells or plant for any lease product or

products, Lessee's obligation to produce, process and extract such lease product or products shall be suspended.

         Subject to the foregoing and except as herein otherwise provided, it is agreed that the Lessee shall drill such wells and operate each completed well with reasonable diligence and in accordance with good operating practice so long as such wells shall produce lease products in paying quantities while this lease is in force as to the portion of said land on which such well or wells are situated; but in conformity with any reasonable conservation program affecting the drilling of wells or the production of lease products from said land, which the Lessee may either voluntarily or by order of any authorized governmental agency adopt, subscribe to or be subject to.

         7. The possession by Lessee of said land shall be sole and exclusive excepting only that Lessor reserves the right to occupy and use or to lease the surface of said land for agricultural, horticultural or other surface uses, except those granted to Lessee hereunder, which uses shall be carried on by
Lessor subject to, and with no interference with, the rights or operations of
Lessee hereunder. No well shall be drilled closer than 100 feet to any residence or barn now on said land without written consent of Lessor. Lessee shall pay for damages caused by Lessee's operations to houses, barns, growing crops, fences and irrigation systems. Lessee shall have the right to drill such wells on said land as Lessee may deem desirable for the purposes hereof and Lessee shall utilize or use only so much of said land as is necessary or reasonably convenient for Lessee's operations hereunder and shall interfere as little as reasonably necessary with the use and occupancy of said land by Lessor. No default of Lessee hereunder with respect to any well, or portion of this lease, shall impair Lessee's rights with respect to any other well or portion of this lease.

         8. The rights of Lessor and Lessee hereunder may be assigned in whole or in part. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner, and failure by one to pay rental shall not affect the rights of others--rental being apportionable in proportion to acreage.

         9. The obligations of Lessee hereunder shall be suspended (but without impairment of Lessor's rights under (a) and (b) of paragraph 4 hereof) while
Lessee is prevented or hindered from complying therewith in part or in whole, by strikes, lockouts, labor distrubances, acts of God, unavoidable accidents, laws, rules, regulations or orders of any Federal, state, municipal or other governmental agency, acts of war or conditions arising out of or attributable to war, shortage of necessary material, equipment or labor, or restrictions in, or limitations upon the use thereof, inability to secure or absence of a market for the sale of lease products which can be produced or recovered in commercial quantities from said land, delays in transportation, and also matters beyond the control of Lessee, whether similar to the matters herein specifically enumerated or not. This lease shall remain in full force and effect during any suspension of Lessee's obligations under any provisions of this paragraph, and for a reasonable time thereafter, provided that after the removal of the cause or causes preventing or hindering the performance of such obligation, Lessee, subject to the other provisions of this Lease, diligently commences or resumes the performance of such obligation. Notwithstanding anything to the contrary herein provided, if any of Lessee's obligations hereunder conflict with or violate the provisions of any reasonable conservation program or plan of orderly development, whether now or hereafter adopted, to which Lessee may voluntarily subscribe, or of any conservation program or plan which is now or may hereafter be prescribed by any order of any governmental agency, Lessee shall not be obligated to perform such obligation.

         10. If Lessee shall fail to pay any installment of royalty or rental when due and if such default shall continue for a period of 15 days after receipt by Lessee of written notice thereof from Lessor to Lessee, then at the option of Lessor, this lease shall terminate as to the portion or portions thereof as to which Lessee is in default; provided, however, that if there be a bona fide dispute as to the amount due and all undisputed amounts are paid, said
15-day period shall be extended until 5 days after such dispute is settled by final court decree, arbitration or agreement.

         If lessee shall be in default in the performance of any obligations under this Lease, other than the payment of rentals or royalties, and if, for a period of 90 days after written notice is given to Lessee by Lessor of such default, Lessee shall fail to commence and thereafter diligently and in good faith prosecute action to remedy such default, Lessor may terminate this Lease.

         11. Lessee shall pay all taxes that may be levied against the improvements, plant, machinery and personal property owned by Lessee and located upon any part of said land.

         12. Lessee shall also pay Lessee's share of any and all taxes assessed during the term of this lease upon any products of Lessee's operations hereunder, together with Lessee's share of all severance, production and license taxes or other taxes or assessments levied or assessed on account of the production of lease products or any thereof on or from said land, or on or from such portion of said land as Lessee may be holding under this lease on the date of such tax lien.

         13. Lessor agrees to pay Lessor's share of any and all taxes assessed upon any products of Lessee's operations hereunder, together with Lessor's share of all severance, production and license taxes or other taxes or assessments levied or assessed

on account of the production of lease products from said land, and to pay all other taxes assessed against said land, whether the same are assessed to Lessor or Lessee or otherwise, and Lessee is hereby authorized to pay all such taxes and assessments on behalf of Lessor and to deduct the amount so paid from any royalties or moneys due Lessor hereunder. "Lessee's share" and "Lessor's share", as used above refers to Lessee's and Lessor's respective proportionate parts of the gross proceeds from the sale of any and all lease products produced, saved and sold from said land by Lessee or allocated to said land under the terms of any unit or pooling plan during the preceding calendar year.

         14. All royalties, rentals and other payments payable in money hereunder shall be paid to Lessor by Lessee mailing or delivering a check therefor to Lessor at 2122 Westwood, Santa Ana, California or Lessee may, at its
option, pay any or all royalties, rentals and other payments payable in money hereunder by mailing or delivering a check therefor to
_______________________________ at ______________________ its successors and assigns, herein designated by Lessor as depositary, hereby granting to said depositary full power and authority on behalf of Lessor and on behalf of the heirs, executors, administrators, successors and assigns of Lessor, and each of them, to collect and receipt for all sums of money due and payable from Lessee to Lessor hereunder, and to settle all accounts and accounting of rentals, royalties and other payments payable in money hereunder. No change in the ownership of the Land or minerals covered by this lease and no assignment of rentals or royalties shall be binding upon Lessee or the depositary until both
Lessee and the depositary have been furnished with written evidence thereof satisfactory to them. Said depositary above named shall continue to act as such until the owners and holders of at least two-thirds of Lessor's estate hereunder shall in writing designate a different depositary and notify Lessee in writing at P.O. Box 3495, San Francisco, California 94120, of the name and address of such new depositary. The payment of any and all rentals, royalties and other payments hereunder by Lessee to the depositary designated herein or to any other depositary hereafter designated by Lessor, as aforesaid, shall be a full acquittance and discharge of Lessee of and from any and all liability to Lessor, and to the heirs, executors, administrators, successors and assigns of Lessor, and each of them, for any part of such rentals, royalties or other payments, and
Lessee will not be responsible at any time for the disposition or disbursement by any such depositary of all or any part of any moneys received by it hereunder.

         15. It is agreed that if Lessor owns a less interest in the sole and exclusive rights herein granted Lessee, than the entire and undivided fee simple estate therein, then any royalties, rentals and other payments herein provided for shall be paid Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee. In the event Lessee's estate hereunder shall fail, for a cause other than Lessee's default hereunder, in regard to any portion of said land or any interest therein, such failure shall not affect or invalidate Lessee's estate hereunder in regard to the remaining portions of said lands or the remaining interests therein and this lease shall nevertheless continue in full force and effect with respect to said remaining portions of said land or remaining interests therein, and Lessee shall not be accountable to
Lessor for any payment theretofore made with respect to said portion of said land or such interest in regard to which Lessee's estate hereunder has failed.
If and whenever it shall be necessary so to do in order to protect Lessee's interest under this lease, Lessee may at its option pay and discharge at any time any mortgage or other lien now or hereafter attaching to said land or any part thereof and in such event Lessee shall be subrogated to all of the rights of the owner or holder of such mortgage or other lien and Lessee may in addition thereto, at its option, apply to the discharge of any such mortgage or other lien, or to the reimbursement to Lessee for any amount so paid by it, any rentals, royalties or other sums accruing or payable hereunder, to the owner of the lands to which such mortgage or other lien attaches.

         16. Lessee may at any time or times surrender this lease as to all or any portion of said land and be relieved of all obligations thereafter accruing as to the acreage surrendered, and thereafter the rental shall be reduced in the same proportion that the acreage covered hereby is reduced. In the event this lease shall be surrendered under the provisions of this paragraph, or assigned as hereinabove provided as to any portion or portions of said land, Lessee shall have such rights of way or easements hereunder, over, upon and across the land as to which this lease is so surrendered or assigned as shall be necessary or convenient for Lessee's operations on the land retained by it and other lands in the vicinity thereof. Upon any surrender or assignment of this lease as to all or any portion of said land, Lessee shall be relieved of all further obligations hereunder with respect to the lands so surrendered or assigned. Any such surrender shall become effective upon delivery to Lessor, or to the depositary bank herein designated, or the deposit in the United States mail, postage prepaid, of a duly executed duplicate of an instrument of surrender properly addressed to Lessor or to such depositary bank. Within a reasonable time thereafter, Lessee shall record the original of such instrument of surrender.

         17. Lessee shall have the right at any time and from time to time during the continuance hereof and within a reasonable time after the surrender or any termination of this lease, to remove from said land all equipment, machinery, installations, and any other property or improvements belonging to or furnished by Lessee or Lessee's permitees.

         18. All labor to be performed and material to be furnished in the operations of Lessee hereunder shall be at the cost and expense of Lessee, and
Lessor shall not be chargeable with nor liable for any part thereof. Lessee shall protect said land from liens arising from Lessee's operations thereon.

         19.(a) Lessee is given the sole right and option by written declaration of pooling at any time or from time to time, within twenty (20) years from the date hereof, to combine, pool or unitize in whole or in part as to any stratum or strata all or any part of said lands with other lands not subject to this lease so as to create one or more reasonably compact operating units for any operating or producing purpose. Such written declaration of pooling shall describe the pooled lands and shall become effective when recorded in the Office of the County Recorder in the county where the land is situated. Lessee shall give written notice of such pooling to those Lessors whose lands are so pooled.
Lessors agree that with respect to all lease products obtained from any lands included within any such operating unit, whether or not from lands covered by this lease, there shall be allocated to and deemed to have been produced from the lands covered by this lease and included in such operating unit, only that proportion of the entire production from such operating unit that the amount of acreage within the lands herein leased and included in such operating unit bears to the total acreage of all of the land in such operating unit, and royalty payable under this lease with respect to leased land included in such operating unit shall be computed only on that portion of such production so allocated to such leased lands. The entire acreage so pooled or unitized shall be treated as if it were covered by one lease and the drilling of a well or performance of any other obligations in any part of such operating unit, whether or not on laud subject to this lease, shall fulfill Lessee's drilling and other obligations under this lease to the same extent as if such well were drilled and other obligations performed on land subject to this lease. No offset obligation shall accrue under this lease as a result of any well drilled within any such operating unit. Lessee may, at its sole option, at any time when there is no production in such operating unit of lease products in quantities deemed paying by Lessee terminate such operating unit by a written declaration thereof, in the same manner in which it was created.

         (b) Lessee is hereby granted the right at any time or times within the period hereinafter provided to unitize this lease and the lands covered hereby, in whole or in part or as to any stratum or strata, with other lands and leases and to increase or decrease the size of any such unit. Any change in the amount of Lessor's royalties resulting from unitization of this lease or from any increase or decrease in the size of any such unit shall not be retroactive. In the event of any such unitization, this lease, unless sooner terminated by
Lessee, shall continue in effect for so long as any of the lands hereby leased remain subject to such unit. The drilling and producing operations conducted on any of the unitized lands shall constitute full compliance with the drilling and producing obligations of Lessee hereunder and Lessor shall be entitled to the royalties in this lease provided, on the fractional part only, if any, of the unit production allocated to this lease in accordance with the provisions of said unit. The method of allocation of production from lands subject to said unit shall be set forth therein and may be based upon the surface acreage or the estimated volumetric content of recoverable lease products, or any weighing of either or both thereof, of lands within such unit or within the estimated productive limits of such unit, or such allocation may be made upon any other basis approved by State or Federal authorities having jurisdiction thereof. The provisions of this paragraph authorizing the establishment and enlargement or contraction of such unit and change of the ratio of participation thereunder shall not extend beyond the period of twenty (20) years from the date of this lease; provided, however, that if such unit is established before the expiration of said twenty-year period, such unit may continue in effect beyond said twenty-year period. Any such unit may be established, enlarged, or diminished, and, in the absence of production therefrom, may be dissolved by
Lessee's filing for record an instrument so declaring. A copy of such instrument shall be delivered to Lessor or to the depositary.

         20. Whenever used herein, the expression "drilling operations" shall mean, for all purposes hereof, any work or actual operations undertaken or commenced for the purpose of drilling of a well, including without limiting the generality hereof, the preparation of the ground therefor, the building of roads and other facilities therefor, the construction of a derrick and other necessary structures for the drilling of a well followed by the actual operation of drilling in the ground. Any such work or operations preliminary to the drilling in the ground may be undertaken in any order Lessee shall see fit. All such work and operations shall be prosecuted with reasonable diligence.

         21. This agreement may be executed in any number of counterparts with the same force and effect as if all parties signed the same document.

         22. This lease shall be binding upon all who execute it, whether or not they are named in the granting clause hereof and whether or not all parties named in the granting clause execute this lease. All the provisions of this lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of Lessor and Lessee.

         23. Notwithstanding anything to the contrary contained herein, it is understood and agreed that this lease shall not grant any interest in and Lessee has no rights whatsoever with respect to any portion of the surface and upper
500 feet of the subsurface of said land. All operations in and on a well directionally drilled from other lands and bottomed within the subsurface zones herein leased shall be considered operations on said land for all purposes of this lease.

WITNESS TO THE ABOVE SIGNATURE(s) /s/ Indecipherable
                                  ----------------------

     State of California                  )   ss
     City and County of San Francisco     )

         On July 8, 1971, before me, Edmond Lee Kelly, a Notary Public in and for said City and County and State, residing therein, duly commissioned and sworn, personally appeared A. T. SMITH and J. P. BOWMAN known to me to be
CONTRACT AGENT and ASSISTANT SECRETARY, respectively, of STANDARD OIL COMPANY OF
CALIFORNIA the Corporation described in and that executed the within instrument, and also known to me to be the persons who executed it on behalf of the said
Corporation therein named, and they acknowledged to me that such Corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official
Seal, at my office in the City and County and State aforesaid the day and year in this certificate above written.

                                                  /s/ Indecipherable          19
                                    ------------------------------------------
                                    Notary Public in and for said City and
                                    County of San Francisco, State of California

                                       10

                          AMENDMENT OF LEASE AGREEMENT

         THIS AGREEMENT, made this 1st day of July, 1981 between the party or parties whose names are subscribed hereto under the designation of "Lessor", hereinafter called "Lessor" (whether one or more), and CHEVRON U.S.A. INC., successor in interest to Standard Oil Company of California, a corporation, hereinafter called "Lessee",

                              W I T N E S S E T H:

         THAT REFERENCE IS HEREBY HAD to that certain Lease Agreement, dated
July 1, 1971 (the short form of which is of record in the Office of the County
Recorder of Imperial County, California, in Book 1315, at Page 107, et seq., of
Official Records), whereby Lessor and/or Lessor's predecessor in interest did grant, let and lease unto Lessee for the purposes therein described in such lease; such lease being hereinafter referred to as "said lease";

         AND, WHEREAS, Lessor and Lessee have agreed to amend said lease in the particulars hereinafter set forth:

         NOW, THEREFORE, in consideration of the sum of ONE DOLLAR ($1.00) and other valuable consideration paid to Lessor by Lessee, receipt of which is hereby acknowledged, Lessor and Lessee agree as follows:

         1. That part of the first sentence of Section 2 of said lease which now reads as follows:

         "...., this lease shall remain in force for a period of ten (10) years from the date hereof, called the 'primary term'...."

shall be and hereby is amended to read as follows:

         "...., this lease shall remain in force for a period of fifteen (15)
     years from the date hereof, called the 'primary term'...."

         2. That part of the first sentence of Section 4 of said lease which now reads as follows:

         "4. Lessee agrees to commence drilling, extraction or processing operations on said land or on the unit area within the period of ten (10)
     years from the date hereof...."

shall be and hereby is amended to read as follows:

                                       11

         "4. Lessee agrees to commence drilling, extraction or processing operations on said land or on the unit area within the period of fifteen
     (15) years from the date hereof...."

         3. Effective with the rental period that begins in 1982, that part of the first sentence of Section 4 of said lease which now reads as follows:

         "...., the sum of Eight Hundred and no/l00 ($800.00)...."

shall be and hereby is amended to read as follows:

         "...., the sum of Four Thousand and no/l00 ($4,000.00)...."

         4. That part of Section 4a. of said lease which now reads as follows:

         "a. That if within 10 years...."

         shall be and hereby is amended to read as follows:

         "a. That if within 15 years...."

         5. That part of Section 4b. of said lease which now reads as follows:

         "b. That if within 15 years...."

shall be and hereby is amended to read as follows:

         "b. That it within 20 years...."

         6. There is added to said lease the following Section 24:

         "24. Subject to Lessor's rights under Section 4b. hereof and notwithstanding anything else to the contrary contained herein, if Lessee completes a well or wells or a processing plant on said land or on the unit area capable of producing or processing lease products in quantities and quality deemed paying quantities by Lessee, Lessee may continue to pay or tender to
Lessor, annually in advance of each lease anniversary date, rental until Lessee has made a sale of lease products produced from or allocated to said land. So long as such annual rental payments are paid or tendered, this lease shall remain in force and effect even though extended thereby beyond the primary term, and all payments so paid or tendered after the expiration of said primary term shall be deemed advance royalties, and so long as same are paid, each well or wells shall be deemed to be actually producing lease products in paying quantities under the terms hereof."

                                       12

         7. To Implement the foregoing, Lessor does hereby grant, demise, lease and let unto Lessee all those certain lands particularly described in said lease for the term and purposes and subject to all of the other provisions of said lease as hereby amended. Lessor agrees that said lease as hereby amended is in good standing and in full force and effect. Lessor acknowledges receipt of rental in full under said lease to July 1, 1982.

         8. This agreement shall bind and inure to the benefit of the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

         IN WITNESS WHEREOF, this agreement has been executed as of the day and year first herein written.

LESSEE                                      LESSOR

CHEVRON U.S.A. INC.

By /s/ J. H. Turner                         /s/ MARIE L. GISLER
  --------------------------                ----------------------------
                                            MARIE L. GISLER

                                            /s/ HARRY R. GISLER
                                            ----------------------------
                                            HARRY R. GISLER

                                            ----------------------------

                                            ----------------------------

                                            ----------------------------